

The LGL Group, Inc.

(NYSE Amex: LGL)

Q2 2010 Earnings Report

August 17, 2010 10:00 a.m. EDT

Q2 2010 Earnings Report
August 17, 2010 10:00 a.m. EDT
Safe Harbor Statement

Information included in this presentation may contain forward-looking statements. Forward-looking statements are generally identifiable by use of words such as "expects," "anticipates," "estimates," "believes," or "intends" or the negative of these words or other variations on these words or comparable terminology, as they relate to future periods. Examples of forward-looking statements include, but are not limited to, statements the Company makes regarding its efforts to grow revenue and its expectations regarding its backlog and its customer base.

Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy and other future conditions. As forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include national and global economic, business, competitive, market and regulatory conditions and the factors described under "Risk Factors" in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

In addition, non-GAAP financial measures are presented. Management believes the non-GAAP financial information provided is useful to investors' understanding and assessment of our ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Agenda

- Business Highlights
- Financial Highlights
- Key Investment Considerations
- Question and Answer






Q2 2010
Business Highlights

Q2 2010 Business Highlights

- Third consecutive quarter of growth in both revenue and earnings
- Q2 2010 revenue was approximately $12.5MM, which was an increase of 17% over Q1 2010 revenue of approximately $10.7MM, and a 73.2% increase over Q2 2009 revenue of approximately $7.2MM
- Revenue growth came from both of our major market segments, Telecom and MISA (military, instrumentation, space and avionics)
- Operating efficiencies and revenue level led to improved gross margin of 36.3%, compared to gross margin of 19.9% in Q2 2009
- Basic and diluted EPS of $0.97 compared to ($0.43) for Q2 2009






Q2 2010 Business Highlights






- Order activity was strong in both the Telecom and MISA market segments
- Backlog increased modestly to approximately $14.4MM at the end of Q2 2010, as compared to $14.3MM at the end of Q1 2010
- New product contracts (MISA segment) won in H2 2009 contributed significantly to Q2 2010 revenue
- Working capital increased to approximately $8.9MM at the end of Q2 2010, compared to approximately $6.6MM at the end of Q1 2010
- Market and customer positions remain strong in both target segments

Q2 2010 Business Highlights

H2 2010 Outlook

- Backlog remains strong, while composition has modestly shifted from MISA to Telecom
- Major customers are reporting positive earnings and revenue growth; there are some signs of softening in Telecom
- The semi-conductor industry, a leading indicator for the Telecom market segment, continues to project at least single-digit growth for the next two years






Financial Outlook

Financial Outlook

Revenue Trend



LGL Consolidated Revenue
($MM)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$46
$42
$40
$40
$31
$40
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
TTM (as of Q2 2010)

Note: Revenues for 2005 through a portion of 2007 includes Lynch Systems, whose operating assets were sold in 2007.

Financial Outlook

Quarterly Income Statement Trends


($'s in 000's, except margin %)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
26.9%
25.7%
25.6%
25.2%
21.9%
19.8%
19.5%
31.6%
34.1%
36.3%
-2.2%
-1.8%
3.8%
1.8%
-8.2%
-8.2%
-8.2%
6.4%
12.8%
20.6%
$9,782
$10,154
$10,248
$9,998
$7,542
$7,236
$7,321
$9,202
$10,701
$12,535
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Revenue
% Gross Margin
% EBITDA Margin

- Q2 2010 represents the third sequential quarter of positive earnings
- While revenue levels are returning to 2008 levels, gross margin and EBITDA have improved due to the benefits of an improved cost structure

Financial Outlook
Order Backlog


($000's at quarter end)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$8,182
$9,333
$8,293
$13,221
$13,958
$14,260
$14,353
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010

- Q2 2010 represents the fourth sequential quarter of record backlog levels, indicating strong bookings in conjunction with growing shipments
- The backlog keeps the Company well-positioned for solid results during the remainder of 2010

Financial Outlook

Capital Position as of June 30, 2010

Total Assets:	$ 21.3 million
Net Working Capital:	$ 8.8 million
Cash and ST Investments:	$ 3.6 million
Long Term Debt (including current portion):	$ 3.1 million
Shareholders' Equity:	$ 12.3 million
Available Line of Credit:	$ 2.9 million

The Company continues to evaluate measures to improve the Company's overall capital structure and create the flexibility to respond to opportunities or uncertainties as needed.

Key Investment Considerations

Key Investment Considerations
Strategic Direction

Right-size the Company for today's macroeconomic conditions

- Emphasize cash flow and cash preservation
- Realign manufacturing resources to take advantage of each location's primary competencies

Focus on improving margins

- Direct engineering work toward higher revenue product opportunities
- Expand use of India manufacturing facility
- Growth in the use of Asian contract facilities
- Align U.S. operations to maximize efficiencies

Preserve and grow core engineering expertise

- Engineer and expand "Value Chain" product offerings
- Leverage relationships with integrated circuit (ASIC) companies
- Go to market with new technology companies and leverage our access to key OEM's

Key Investment Considerations
Strategic Direction

Maintain key OEM relationships

- Increase focus on customer service and building supply chain flexibility for our customers
- Maximize contract positions for 2010 and beyond

Expand OEM position in China and India

- Leverage supplier and partner relationships
- Grow with U.S. OEM manufacturers into Asia

Expand Product Offerings

- Collaborate with sourcing partners to develop complementary products
- Fill gaps in our offerings to OEM customers

Key Investment Considerations

Compelling Investment Opportunity

The Company's attributes include:

- Established reputation for high quality and innovation
  - Custom engineering capabilities and advanced technological designs
  - Platform for growth into existing customer base
- Global manufacturing and sales presence
  - Target high growth electronic verticals (military, avionics, orbital space, instrumentation, mobile communications) in developed markets
  - Positioned for expansion into emerging growth markets of India and China
  - Leverage preferred position with OEM customers for complementary products
- Talented new management team in place
  - Dedicated focus on new revenue opportunities
  - Driven to streamline cost structure and global supply chain

Key Investment Considerations
Summary


Streamlined Company Structure
Improved Focus
Path to Organic Growth & Improved Bottom Line
LGL
Markets Where Engineered Products Bring Value & Growth Potential
Blue-Chip Customer Base
Improved Transparency and Investor Relations

Question and Answer

Visit us:

www.lglgroup.com
www.mtronpti.com

Contact us:

Greg Anderson, President and CEO
(E-mail: ganderson@lglgroup.com)

R. LaDuane Clifton, Chief Accounting Officer
(E-mail: lclifton@lglgroup.com)

Voice: (407) 298-2000







